UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

UNIVERSAL SAFETY PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31747	52-0898545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117

(Address of principal executive offices) (Zip Code)

(410) 363-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UUU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 31, 2026, Universal Safety Products, Inc., a Maryland corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”). As of June 15, 2026, the record date for the Special Meeting, the Company had outstanding and entitled to vote 3,028,363 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), which constitutes all of the outstanding voting capital stock of the Company.

At the Special Meeting, the stockholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 23. 2026. At the Special Meeting, stockholders approved proposals 1, 4 and 5 and rejected proposals 2 and 3, each of which were presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s stockholders.

Proposal One: The approval of an amendment to the Company’s Articles of Incorporation (the “Articles”) to increase the authorized shares of common stock (the “Common Stock”) from 20,000,000 to 525,000,000.

For	Against	Abstain	Broker Non-Votes
2,190,202	219,642	11,421	0

Proposal Two: The approval of an amendment of the Articles to authorize 25,000,000 shares of preferred stock and to permit the issuance of those 25,000,000 shares of preferred stock with rights and preferences to be determined by the Company’s Board of Directors from time to time.

For	Against	Abstain	Broker Non-Votes
1,894,277	194,822	778	331,388

Proposal Three: The approval of an amendment of the Articles to authorize 25,000,000 shares of class B common stock.

For	Against	Abstain	Broker Non-Votes
1,911,223	177,876	778	331,388

Proposal Four: The approval of an amendment of the Articles to eliminate super-majority voting rights.

For	Against	Abstain	Broker Non-Votes
2,063,611	25,468	798	331,388

Proposal Five: The approval, for purposes of complying with Rule 713(a) of the NYSE American, the issuance by the Company of additional shares of Common Stock underlying the Company’s convertible notes issued or issuable pursuant to the securities purchase agreement dated June 12, 2026.

For	Against	Abstain	Broker Non-Votes
2,046,885	41,600	1,392	331,388

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL SAFETY PRODUCTS, INC.

Dated: July 31, 2026	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President and Chief Executive Officer

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